[LOGO] FIRST PENN BANK

                                 LOAN AGREEMENT

      This Loan Agreement ("Agreement") made on June 5, 2006, is by and among DVL, Inc. (the "Borrower"), with an address of 70 East 55th Street, 7th Floor, New York, NY 10022 and First Penn Bank ("Bank"), with an address of 1835 Market Street, Suite 2601, Philadelphia, Pennsylvania 19103.

                              W I T N E S S E T H:

      WHEREAS, the Borrower desires to borrow from Bank the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) ("Loan") in accordance with the terms and conditions of this Agreement, the Note, the Pledge and Security Agreement, the financing statements, and any and all other documents, certificates and instruments executed and delivered by the Borrower in connection herewith to or for the benefit of the Bank ("Loan Documents"); and

      NOW THEREFORE, in consideration for the Loan, the mutual agreements, covenants, representations, warranties and obligations contained herein, the parties hereto agree as follows:

                                    ARTICLE 1

1. Representations and Warranties.

      1.1. Capacity. DVL, Inc. and S2 Holdings, Inc. are Delaware corporations, both duly formed and validly existing under the laws of the State of Delaware and are duly qualified to transact business in the State of Delaware and each and every other state in which they transact business except where the failure to be so qualified does not have a material adverse effect on such Borrower.

      1.2. Authority. Borrower has the full power, authority and legal right to execute and deliver, and to perform and observe the provisions of the Loan Documents. This Agreement and the Loan Documents are, or will be when delivered, the legal, valid and binding obligations of the Borrower enforceable against Borrower in accordance with their respective terms and conditions.

      1.3. Compliance. The execution and delivery of the Loan Documents will not result in the breach or default under the terms, conditions or provisions of any agreement to which either Borrower is a party or by which Borrower is bound.

      1.4. Litigation and Approvals. There is no action, litigation, proceeding or investigation pending or threatened against the Borrower which if successful would have a material adverse effect on the Borrower's financial condition.

      1.5. Financial Statements. All financial information and other data supplied by Borrower to Bank, whether or not supplied by the Borrower or Borrower's accountant, is true, correct and complete in all material respects as of the date of this Agreement, and the Borrower acknowledges that the Bank has relied upon such financial statements in its decision to make the Loan.

      1.6. Title to the Collateral. The Borrower has good and marketable title to the Collateral (as defined hereafter) free and clear of all liens and encumbrances.

      1.7. Taxes. Borrower has filed returns for and paid in full all federal, state and local taxes to the extent such filings and payments were required prior to the date of this Agreement. To Borrower's knowledge, all of such returns are true, correct and complete in all material respects.

      1.8. Broker's Commissions. No person is entitled to receive any loan broker's commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Agreement.

      1.9. Solvency. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, (i) the aggregate value of the Borrower's assets will exceed its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) the Borrower will have sufficient cash flow to enable it to pay its debts as they mature, and
(iii) the Borrower will not have unreasonably small capital for the business in which it is engaged.

      1.10. Prohibited Use of Loan. Borrower is not engaged principally in, nor has as an important activity, the business of extending credit for the purpose of purchasing or carrying any "margin stock" as defined by Regulation U of the Board of Governors of the Federal Reserve System ["BGFRS"] nor will any part of the proceeds of the Loan be used, now or ultimately, to purchase or carry such stock or extend such credit or violate in any way Regulations G, T, U, or X of the BGFRS.

                                    ARTICLE 2

2. The Loan and Collateral.

      2.1. The Loan. Subject to the terms and conditions and for the purposes hereinafter set forth, the Bank hereby agrees to make the Loan to the Borrower. The Loan shall be evidenced by, shall be repaid in accordance with, and shall bear interest as provided for in the Loan Documents.

      2.2. Security. As security for the due and punctual payment of the Note, performance under the Loan Documents, and to secure any and all other loans and credit accommodations made by the Bank to the Borrower (hereinafter the "Obligations") the Borrower hereby grants to the Bank a security interest in all property described in the Assignment, Pledge and Security Agreement and Assignment and Security Agreement of even date with this Agreement (the "Collateral"). All payments due and owing on the Collateral will be made directly to the Bank and, after deduction of the amounts due and owing on the Loan, the remainder, if any, will be credited to the account of the Borrower with the Bank.

                                    ARTICLE 3

      3. Conditions for Closing. On the Closing Date, the Bank shall make the Loan to the Borrower, provided that each Borrower shall deliver to Bank (i) the Loan Documents executed by such Borrower; and (ii) such other documents as may reasonably be required by the Bank and its counsel.


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

                                    ARTICLE 4

4. Affirmative Covenants. Borrower agrees that so long as the Loan or any other obligations of any Borrower to the Bank under the Loan Documents (the "Obligations") is outstanding, Borrower shall:

      4.1. Books and Records. Maintain books and records in accordance with GAAP and give representatives of the Bank access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and the Borrower will make available to the Bank for examination copies of any reports, statements or returns which the Borrower may make to or file with any governmental department, bureau or agency, federal or state.

      4.2. Financial Information. Furnish the Bank the following financial information for DVL:

            4.2.1. Annual audited financial statements prepared by a certified public accountant in accordance with generally accepted accounting principles ("GAAP") to include footnotes of all borrowing entities with intercompany eliminations within one hundred twenty (120) days of fiscal year end.

            4.2.2. So long as DVL, Inc. is required to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, its Annual Report on Form 10K or 10KSB, as applicable, and Quarterly Reports on Form 10Q or 10QSB, as applicable.

            4.2.3.

      4.3. Payment of Taxes and Other Charges. Pay and discharge when due all material indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon the Borrower, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside adequate reserves or made other adequate provision with respect thereto acceptable to the Bank in its sole discretion.

      4.4. Maintenance of Existence, Operation and Assets. Do all things necessary to maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business; continue in operation in substantially the same manner as at present; keep its properties in good operating condition and repair; and make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

      4.5. Insurance. Maintain with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts as is customary for established companies engaged in the same or similar business and similarly situated.

      4.6. Compliance with Laws. Comply with all laws applicable to the Borrower and to the operation of its business (including any statute, rule or regulation relating to employment practices and pension benefits or to environmental, occupational and health standards and controls).

      4.7. Bank Accounts. Establish and maintain at the Bank a meaningful deposit relationship.


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

      4.8. Financial Covenants. Comply with all of the financial and other covenants, if any, set forth herein.

      4.9. Additional Reports. Provide prompt written notice to the Bank of the occurrence of any of the following (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default or potential Event of Default, (ii) any litigation filed by or against the Borrower, (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or (iv) any event which might result in a material adverse change in the business, assets, operations, financial condition or results of operation of the Borrower.

                                    ARTICLE 5

5. Negative Covenants. The Borrower covenants and agrees that from the date of execution of this Agreement until the Loan and all Obligations have been fully paid, the Borrower will not, without the Bank's prior written consent:

      5.1. Liens and Encumbrances. Create, assume or permit to exist any pledge, encumbrance or other security interest or lien upon the Collateral.

      5.2. Merger or Transfer of Assets. Merge or consolidate with or into any person, firm or corporation or lease, sell, transfer or otherwise dispose of all, or substantially all, of its property, assets and business whether now owned or hereafter acquired without the consent of the Bank or, at Bank's option, without repaying the Loan in full together with any fees, costs, expenses or premiums that may be due and owing under this Agreement, the Note or the other Loan Documents.

      5.3. Change in Business, Management or Ownership. Make or permit any material change in the nature of its business as carried on as of the date hereof, in the composition of its current executive management.

                                    ARTICLE 6

6. Events of Default. Any one or more of the following events shall constitute an Event of Default under this Agreement and the Loan Documents:

      6.1. The occurrence of an Event of Default under the Note or other Loan Documents.

      6.2. The Borrower shall default in the performance of any of the covenants or agreements contained in this Agreement or any other Loan Document which shall remain uncured for a period of 30 days or, if such failure to comply with such covenant or agreement cannot be cured within such 30 day period, Borrower shall be diligently pursing such cure.


                                    ARTICLE 7

7. Bank's Remedies. In case one or more Events of Default shall have occurred, the Bank shall have the following rights and remedies:

      7.1. At any time thereafter to declare the entire amount of the Loan and the other Obligations to be immediately due and payable, whereupon the maturity of the then unpaid principal balance of the Loan and all other Obligations shall


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

be accelerated and all interest accrued thereon shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

      7.2. Take any action at law or in equity to collect the sums due and owing on the Loan or any of the Obligations or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Agreement or any other Loan Document

      7.3. Exercise any and all rights and remedies conferred upon secured parties by the Uniform Commercial Code of the State of Delaware and other applicable laws and statutes.


      7.4. Set-off the amount owing on the Note against any deposit account maintained in the Bank by the Borrower, and such right of set-off shall be deemed to have been exercised immediately upon the stated or accelerated maturity even though such set-off is not noted on the Bank's records until a later time.

      7.5. The Bank's failure to accelerate for any cause shall not prevent the Bank from doing so for a later cause.

      7.6. Upon the occurrence of an Event of Default, if the Bank declares acceleration, Borrower will pay for the Bank's costs of collection including a reasonable attorney's fee.

      7.7. All proceeds received from the sale or other disposition of the Collateral shall, at the sole option of the Bank, be applied as follows: (i) to the expenses of retaking, holding and preparing for sale, selling and the like;
(ii) to the attorney's fees and legal expenses incurred by Bank; and (iii) to the satisfaction of the Loan and the other Obligations.

      7.8. Except as otherwise expressly provided herein, no remedy herein confirmed or reserved to the Bank is intended to be exclusive of any other available remedy, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or any other Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as deemed expedient by Bank. In order to entitle the Bank to exercise any remedy reserved to it in this Agreement or any other Loan Document, it shall not be necessary to give notice, other than such notice as may be expressly required by this Agreement or the Loan Documents.

                                    ARTICLE 8

8. Miscellaneous.

      8.1. Amendment. This Agreement and the other Loan Documents may be amended or modified at any time and in any form or manner only by a written agreement between the Borrower and the Bank.

      8.2. Waivers. No waiver of any of the provisions of this Agreement or any other Loan Document (i) shall be valid unless evidenced by a writing executed by each party to be bound thereby; (ii) shall be deemed or shall constitute a waiver of any other provision of this Agreement or any other Loan Document or any other provisions hereof or thereof (whether or not similar); or (iii) shall


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

constitute a continuing waiver unless otherwise expressly provided. No delay on the part of the Bank in exercising any right or remedy hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any power or right or remedy preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on the Borrower shall entitle it to any other or further notice or demand in the same or similar circumstances. ANY AND ALL DISPUTES ARISING OUT OF OR UNDER THE LOAN DOCUMENTS SHALL BE LITIGATED IN THE STATE OF PENNSYLVANIA AND DECIDED BY A JUDGE, SITTING WITHOUT A JURY, AND THE UNDERSIGNED BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY ON ANY MATTERS IN DISPUTE AND BORROWER HEREBY WAIVES ANY AND ALL CLAIMS IN THE FUTURE FOR DAMAGES AGAINST THE BANK, OTHER THAN DIRECT COMPENSATORY DAMAGES.

      8.3. Governing Law. This Agreement and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

      8.4. Severability. The terms, covenants and conditions of this Agreement shall be deemed to be severable. If one or more of the provisions, terms, covenants or clauses, paragraphs or subparagraphs of this Agreement are adjudged to be unlawful, unconstitutional, unenforceable or void or of no effect for any reason whatsoever, that adjudication shall in no way affect the other provisions, terms, covenants, clauses or paragraphs or subparagraphs of this Agreement which have not been so adjudged. In the event of an adjudication as described, this Agreement shall be construed as though the affected provision, term, covenant or clause, paragraph or subparagraph had not been included in it.

      8.5. Further Assurances. The parties hereto agree that at any time and from time to time after the date of this Agreement, they will execute, acknowledge and deliver other assurances, financing statements, documents, agreements, and amendments or supplements hereto or to the other Loan Documents and take such other action as may reasonably be required for correcting any errors or omissions in order to carry out the intention of or facilitating the performance of this Agreement or any other Loan Document

      8.6. Payment of Expenses. All reasonable expenses in connection with preparation, issuance, delivery, recording and (if and where needed) filing of this Agreement and any other Loan Documents or notice with respect thereto and the Bank's counsel fees shall be paid at the closing by the Borrower.


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

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, set their hands the day and year first above written.

WITNESS/ATTEST:                       First Penn Bank


[ILLEGIBLE]                           /s/ Douglas J. R. Smith
---------------------------           ------------------------------------------
                                      Douglas J. R. Smith, Senior Vice President
                                      and Chief Lending Officer

WITNESS/ATTEST:                       DVL, Inc.


[ILLEGIBLE]                           /s/ Alan E. Casnoff
---------------------------           ------------------------------------------
ASST. SECRETARY                       Name: Alan E. Casnoff
                                      Title: President


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